PROXY





                         GENERAL INSTRUMENT CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
         FOR THE COMBINED ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD JULY 23, 1997


      The undersigned hereby appoints Thomas A. Dumit and Richard C. Smith and each or either of them his attorneys and agents, with full power of substitution to vote as Proxy for the undersigned as herein stated at the Combined Annual and Special Meeting of Stockholders of General Instrument Corporation (the "Company") to be held at the Wyndham Garden Hotel, Chicago, Illinois, on Wednesday, July 23, 1997 at 2:00 p.m., local time, and at any adjournment thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated June 13, 1997. If this proxy is returned without direction being given, this proxy will be voted FOR Proposals One through Five.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                 ENVELOPE.

                                                                 ---------------
      (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)        SEE REVERSE
                                                                       SIDE
                                                                 ---------------

|X| Please mark votes as
    in this example.

DISTRIBUTION PROPOSALS:

      Proposals One, Two and Three constitute the "Distribution Proposals." The effectiveness of Proposals Two and Three are conditioned upon the approval of Proposal One. Accordingly, failure of the stockholders to approve Proposal One will mean that the Company's Certificate of Incorporation will not be amended to change the name of the Company and that the one for four reverse stock split will not be effected. The Company after the Distribution is referred to herein as "General Semiconductor" and the Company's common stock after the Distribution is referred to herein as the "General Semiconductor Common Stock."

      The Board of Directors recommends that stockholders vote FOR each of the Distribution Proposals.

1. PROPOSAL ONE: Approval of (i) the internal mergers and stock and asset transfers intended to allocate the assets and liabilities relating to (a) the manufacture and sale of broadband communications products used in the cable television, satellite and telecommunications industries to the Company's indirect wholly owned subsidiary, NextLevel Systems, Inc., a Delaware corporation ("NextLevel Systems"), (b) the manufacture and sale of coaxial, fiber optic and other electronic cable used in the cable television, satellite and other industries to the Company's indirect wholly owned subsidiary, CommScope, Inc., a Delaware corporation ("CommScope") and (c) the manufacture and sale of discrete power rectifiers and transient voltage suppression components used in telecommunications, automotive and consumer electronic products to General Semiconductor, (ii) a special dividend, consisting of the distribution to the holders of the Company's outstanding shares of common stock, par value $.01 per share, of the outstanding shares of common stock, par value $.01 per share, of NextLevel Systems ("NextLevel Systems Common Stock"), followed, prior to the opening of business on the next business day, by another special dividend, consisting of the distribution to the holders of NextLevel Systems Common Stock (which holders also will be the stockholders of the Company) of the outstanding shares of common stock, par value $.01 per share, of CommScope, on the basis described in the Proxy Statement (such two dividends being collectively referred to as the "Distribution") and (iii) the Distribution Agreement, dated as of June 12, 1997, among the Company, NextLevel
      Systems and CommScope, as the same may be amended, supplemented or modified from time to time.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

2. PROPOSAL TWO: Approval of an amendment to the Certificate of Incorporation of the Company to change the name of the Company to General Semiconductor, Inc. after the Distribution.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

3. PROPOSAL THREE: Approval of an amendment to the Certificate of Incorporation of the Company to effect a one for four reverse stock split of the General Semiconductor Common Stock immediately following the Distribution (if approved, each four shares of General Semiconductor Common Stock will be converted into one share of General Semiconductor Common Stock).

               FOR |_|             AGAINST |_|          ABSTAIN |_|

ANNUAL MEETING PROPOSALS:

      Proposals Four and Five constitute the "Annual Meeting Proposals." The effectiveness of the Annual Meeting Proposals is not conditioned on the approval of the Distribution Proposals.

      The Board of Directors recommends that stockholders vote FOR both of the Annual Meeting Proposals.

4. PROPOSAL FOUR: Approval of an amendment to the Certificate of Incorporation of the Company to declassify the Board of Directors and to provide for the annual election of all directors.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

5. PROPOSAL FIVE: The election of Lynn Forester, Nicholas C. Forstmann, Richard S. Friedland and J. Tracy O'Rourke as Class II directors for three year terms expiring at the 2000 Annual Meeting of Stockholders.

      If the stockholders do not approve Proposal One, but do approve Proposal Four eliminating the classification of the Company's Board of Directors, proxies will be voted to elect the four nominees for Class II Director listed below, but all of the directors are expected to be nominated for re-election at (or resign as of) the Company's 1998 Annual Meeting of Stockholders. If the stockholders do not approve Proposal Four, proxies will be voted to elect the four nominees for Class II Director listed below, and the Class I, Class II and Class III Directors of the Company will continue to have three year terms.

  FOR all nominees listed below    |_|               WITHHOLD AUTHORITY     |_|
(except as marked to the contrary)               to vote for all nominees
                                                      listed below

      Nominees: Lynn Forester, Nicholas C. Forstmann, Richard S. Friedland and J. Tracy O'Rourke.

(INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name.)

                                    PLEASE MARK, SIGN, DATE AND RETURN THIS
                                    PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

                                    Please sign exactly as your name appears. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign the full corporate name by President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. If shares are held jointly, both parties must sign and date.

Signature(s):__________  Date:_________  Signature(s):__________  Date:_________

                        GENERAL INSTRUMENT CORPORATION
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
       FOR THE COMBINED ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 23, 1997



     The undersigned hereby authorizes and directs State Street Bank and Trust Company, as trustee (the "Trustee") of the General Instrument Corporation Savings Plan, to vote as Proxy for the undersigned as herein stated at the Combined Annual and Special Meeting of Stockholders of General Instrument Corporation (the "Company") to be held at the Wyndham Garden Hotel, Chicago, Illinois, on Wednesday, July 23, 1997 at 2:00 p.m., local time, and at any adjournment thereof, all shares of Common Stock of General Instrument Corporation allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated June 13, 1997.

     THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED by the trustee in its sole discretion in the best interest of the plan participants and beneficiaries.

     If the stockholders do not approve Proposal One, but do approve
Proposal Four eliminating the classification of the Company's Board of Directors, proxies will be voted to elect the four nominees for Class II Director listed below, but all of the directors are expected to be nominated for re-election at (or resign as of) the Company's 1998 Annual Meeting of Stockholders. If the stockholders do not approve Proposal Four, proxies will be voted to elect the four nominees for Class II Director listed below, and the Class I, Class II and Class III Directors of the Company will continue to have three terms.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY card PROMPTLY USING THE enclosed ENVELOPE.
(important - to be signed and dated on reverse side)

See Reverse Side

Please mark your votes as indicated in this example   /X/

FOR  / /      against  / /     abstain  / /

DISTRIBUTION PROPOSALS:

  2. PROPOSAL TWO: Approval of an amendment of the Certificate of Incorporation of the Company to change the name of the Company to General Semiconductor, Inc. after the Distribution.

     Proposals One, Two and Three constitute the "Distribution Proposals." The effectiveness of Proposals Two and Three are conditioned upon the approval of Proposal One. Accordingly, failure of the stockholders to approve Proposal
One will mean that the Company's Certificate of Incorporation will not be amended to change the name of the Company and that the one for four reverse stock spilt will not be effected. The Company after the Distribution is referred to herein as "General Semiconductor" and the Company's common stock after the Distribution is referred to herein as the "General Semiconductor Common Stock."

FOR     / /         against  / /    abstain  / /

  3. PROPOSAL THREE: Approval of an amendment to the Certificate of Incorporation of the Company to effect a one for four reverse stock split of the General Semiconductor Common Stock immediately following the Distribution (if approved, each four shares of General Semiconductor Common Stock will be converted into one share of General Semiconductor Common Stock).

ANNUAL MEETING PROPOSALS:
      Proposals Four and Five constitute the "Annual Meeting Proposals." The effectiveness of the Annual Meeting Proposals is not conditioned on the approval of the Distribution Proposals. The Board of Directors recommends that stockholders vote FOR both of the Annual Meeting Proposals.

FOR    / /         against   / /        abstain / /

The Board of Directors recommends that stockholders vote FOR each of the Distribution Proposals.

PROPOSAL ONE: Approval of (i) the internal mergers and stock and asset transfers intended to allocate the assets and liabilities relating to (a) the manufacture and sale of broadband communications products used in the cable television, satellite and telecommunications industries to the Company's indirect wholly owned subsidiary, NextLevel Systems, Inc., a Delaware corporation ("NextLevel Systems"), (b) the manufacture and sale of coaxial, fiber optic and other electronic cable used in the cable television, satellite and other industries to the Company's indirect wholly owned subsidiary, CommScope, Inc., a Delaware corporation ("CommScope") and (c) the manufacture and sale of discrete power rectifiers and transient voltage suppression components used in telecommunications, automotive and consumer electronic products to General Semiconductor, (ii) a special dividend, consisting of the distribution to the holders of the Company's outstanding shares of common stock, par value $.01 per share, of the outstanding shares of common stock, par value $.01 per share, of NextLevel Systems ("NextLevel Systems Common Stock"), followed, prior to the opening of business on the next business day, by another special dividend, consisting of the distribution to the holders of NextLevel Systems Common Stock (which holders also will be the stockholders of the Company), of the outstanding shares of common stock, par value $.01 per share, of CommScope, on the basis described in the Proxy Statement (such two dividends being collectively referred to as the "Distribution") and (iii) the Distribution Agreement, dated as of June 12, 1997, among the Company, NextLevel Systems and CommScope, as the same may be amended, supplemented or modified from time to time.

FOR   / /              against  / /          abstain  / /

  4. PROPOSAL FOUR: Approval of an amendment of the Certificate of Incorporation of the Company to declassify the Board of Directors and to provide for the annual election of all directors.

  5. PROPOSAL FIVE: The election of Lynn Forester, Nicholas C. Forstmann, Richard S. Friedland and J. Tracy O'Rourke as Class II directors for three year terms expiring at the 2000 Annual Meeting of Stockholders.

WITHHOLD AUTHORITY
to vote for all nominees

FOR all nominees listed below (except as marked to the contrary)

Nominees: Lynn Forester, Nicholas C. Forstmann, Richard S. Friedland and J. Tracy O'Rourke.

(INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name.)

Signature(s)

Dated      , 1997


NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                        GENERAL INSTRUMENT CORPORATION
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
        FOR THE COMBINED ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 23, 1997


     The undersigned hereby authorizes and directs Banco Santander Puerto Rico, as trustee (the "Trustee") of the General Instrument (Puerto Rico), Inc. Savings Plan, to vote as Proxy for the undersigned as herein stated at the Combined Annual and Special Meeting of Stockholders of General Instrument Corporation (the "Company") to be held at the Wyndham Garden Hotel, Chicago, Illinois, on Wednesday, July 23, 1997 at 2:00 p.m., local time, and at any adjournment thereof, all shares of Common Stock of General Instrument Corporation allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated June 13, 1997.

     THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED by the trustee in its sole discretion in the best interest of the plan participants and beneficiaries.

     If the stockholders do not approve Proposal One, but do approve
Proposal Four eliminating the classification of the Company's Board of Directors, proxies will be voted to elect the four nominees for Class II Director listed below, but all of the directors are expected to be nominated for re-election at (or resign as of) the Company's 1998 Annual Meeting of Stockholders. If the stockholders do not approve Proposal Four, proxies will be voted to elect the four nominees for Class II Director listed below, and the Class I, Class II and Class III Directors of the Company will continue to have three terms.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY card PROMPTLY USING THE enclosed ENVELOPE.
(important - to be signed and dated on reverse side)

See Reverse Side

Please mark your votes as indicated in this example X

FOR         / /       against / /   abstain  / /

DISTRIBUTION PROPOSALS:

  2. PROPOSAL TWO: Approval of an amendment of the Certificate of Incorporation of the Company to change the name of the Company to General Semiconductor, Inc. after the Distribution.

Proposals One, Two and Three constitute the "Distribution Proposals." The effectiveness of Proposals Two and Three are conditioned upon the approval of Proposal One. Accordingly, failure of the stockholders to approve Proposal One will mean that the Company's Certificate of Incorporation will not be amended to change the name of the Company and that the one for four reverse stock spilt will not be effected. The Company after the Distribution is referred to herein as "General Semiconductor" and the Company's common stock after the Distribution is referred to herein as the "General Semiconductor Common Stock."

FOR          / /      against  / /   abstain / /


  3. PROPOSAL THREE: Approval of an amendment to the Certificate of Incorporation of the Company to effect a one for four reverse stock split of the General Semiconductor Common Stock immediately following the Distribution (if approved, each four shares of General Semiconductor Common Stock will be converted into one share of General Semiconductor Common Stock).

ANNUAL MEETING PROPOSALS:
    Proposals Four and Five constitute the "Annual Meeting Proposals." The effectiveness of the Annual Meeting Proposals is not conditioned on the approval of the Distribution Proposals. The Board of Directors recommends that stockholders vote FOR both of the Annual Meeting Proposals.

FOR              / /    against  / /    abstain  / /

The Board of Directors recommends that stockholders vote FOR each of the Distribution Proposals.

PROPOSAL ONE: Approval of (i) the internal mergers and stock and asset transfers intended to allocate the assets and liabilities relating to (a) the manufacture and sale of broadband communications products used in the cable television, satellite and telecommunications industries to the Company's indirect wholly owned subsidiary, NextLevel Systems, Inc., a Delaware corporation ("NextLevel Systems"), (b) the manufacture and sale of coaxial, fiber optic and other electronic cable used in the cable television, satellite and other industries to the Company's indirect wholly owned subsidiary, CommScope, Inc., a Delaware corporation ("CommScope") and (c) the manufacture and sale of discrete power rectifiers and transient voltage suppression components used in telecommunications, automotive and consumer electronic products to General Semiconductor, (ii) a special dividend, consisting of the distribution to the holders of the Company's outstanding shares of common stock, par value $.01 per share, of the outstanding shares of common stock, par value $.01 per share, of NextLevel Systems ("NextLevel Systems Common Stock), followed, prior to the opening of business on the next business day, by another special dividend, consisting of the distribution to the holders of NextLevel Systems Common Stock (which holders also will be the stockholders of the Company) of the outstanding shares of common stock, par value $.01 per share, of CommScope, on the basis described in the Proxy Statement (such two dividends being collectively referred to as the "Distribution") and (iii) the Distribution Agreement, dated as of June 12, 1997, among the Company, NextLevel Systems and CommScope, as the same may be amended, supplemented or modified from time to time.

FOR     / /    against  / /     abstain  / /

  4. PROPOSAL FOUR: Approval of an amendment of the Certificate of Incorporation of the Company to declassify the Board of Directors and to provide for the annual election of all directors.

  5. PROPOSAL FIVE: The election of Lynn Forester, Nicholas C. Forstmann, Richard S. Friedland and J. Tracy O'Rourke as Class II directors for three year terms expiring at the 2000 Annual Meeting of Stockholders.

FOR all nominees listed below (except as marked to the contrary)

WITHHOLD AUTHORITY
to vote for all nominees

Nominees: Lynn Forester, Nicholas C. Forstmann, Richard S. Friedland and J. Tracy O'Rourke.
(INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name.)

Signature(s)


Dated      , 1997


NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                   GENERAL INSTRUMENT CORPORATION
            PROXY SOLICITED BY THE BOARD OF DIRECTORS
     FOR THE COMBINED ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD JULY 23, 1997

     The undersigned hereby authorizes and directs State Street Bank and Trust Company, as trustee (the "Trustee") of the CommScope, Inc. Employees Profit Sharing and Savings Plan, to vote as Proxy for the undersigned as herein stated at the Combined Annual and Special Meeting of Stockholders of General Instrument Corporation (the "Company") to be held at the Wyndham Garden Hotel, Chicago, Illinois, on Wednesday, July 23, 1997 at 2:00 p.m., local time, and at any adjournment thereof, all shares of Common Stock of General Instrument Corporation allocated to the account of the undersigned under such Plan, on the proposals set forth below and in accordance with the Trustee's discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated June 13, 1997.

     THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED by the trustee in its sole discretion in the best interest of the plan participants and beneficiaries.

     If the stockholders do not approve Proposal One, but do approve
Proposal Four eliminating the classification of the Company's Board of Directors, proxies will be voted to elect the four nominees for Class II Director listed below, but all of the directors are expected to be nominated for re-election at (or resign as of) the Company's 1998 Annual Meeting of Stockholders. If the stockholders do not approve Proposal Four, proxies will be voted to elect the four nominees for Class II Director listed below, and the Class I, Class II and Class III Directors of the Company will continue to have three terms.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY card PROMPTLY USING THE enclosed ENVELOPE.
(important - to be signed and dated on reverse side)

See Reverse Side

Please mark your votes as indicated in this example X

FOR      / /    against  / /      abstain  / /

DISTRIBUTION PROPOSALS:

  2. PROPOSAL TWO: Approval of an amendment of the Certificate of Incorporation of the Company to change the name of the Company to General Semiconductor, Inc. after the Distribution.

Proposals One, Two and Three constitute the "Distribution Proposals." The effectiveness of Proposals Two and Three are conditioned upon the approval of Proposal One. Accordingly, failure of the stockholders to approve Proposal One will mean that the Company's Certificate of Incorporation will not be amended to change the name of the Company and that the one for four reverse stock spilt will not be effected. The Company after the Distribution is referred to herein as "General Semiconductor" and the Company's common stock after the Distribution is referred to herein as the "General Semiconductor Common Stock."

FOR     / /      against  / /        abstain  / /

3. PROPOSAL THREE: Approval of an amendment to the Certificate of Incorporation of the Company to effect a one for four reverse stock split of the General Semiconductor Common Stock immediately following the Distribution (if approved, each four shares of General Semiconductor Common Stock will be converted into one share of General Semiconductor Common Stock).

ANNUAL MEETING PROPOSALS:
    Proposals Four and Five constitute the "Annual Meeting Proposals." The effectiveness of the Annual Meeting Proposals is not conditioned on the approval of the Distribution Proposals. The Board of Directors recommends that stockholders vote FOR both of the Annual Meeting Proposals.

FOR    / /      against  / /        abstain  / /

The Board of Directors recommends that stockholders vote FOR each of the Distribution Proposals.

PROPOSAL ONE: Approval of (i) the internal mergers and stock and asset transfers intended to allocate the assets and liabilities relating to (a) the manufacture and sale of broadband communications products used in the cable television, satellite and telecommunications industries to the Company's indirect wholly owned subsidiary, NextLevel Systems, Inc., a Delaware corporation ("NextLevel Systems"), (b) the manufacture and sale of coaxial, fiber optic and other electronic cable used in the cable television, satellite and other industries to the Company's indirect wholly owned subsidiary, CommScope, Inc., a Delaware corporation ("CommScope") and (c) the manufacture and sale of discrete power rectifiers and transient voltage suppression components used in telecommunications, automotive and consumer electronic products to General Semiconductor, (ii) a special dividend, consisting of the distribution to the holders of the Company's outstanding shares of common stock, par value $.01 per share, of the outstanding shares of common stock, par value $.01 per share, of NextLevel Systems ("NextLevel Systems Common Stock"), followed, prior to the opening of business on the next business day, by another special dividend, consisting of the distribution to the holders of NextLevel Systems Common Stock (which holders also will be the stockholders of the Company) of the outstanding shares of common stock, par value $.01 per share, of CommScope, on the basis described in the Proxy Statement (such two dividends being collectively referred to as the "Distribution") and (iii) the Distribution Agreement, dated as of June 12, 1997, among the Company, NextLevel Systems and CommScope, as the same may be amended, supplemented or modified from time to time.

FOR  / /            against  / /             abstain  / /

4. PROPOSAL FOUR: Approval of an amendment of the Certificate of Incorporation of the Company to declassify the Board of Directors and to provide for the annual election of all directors.

5. PROPOSAL FIVE: The election of Lynn Forester, Nicholas C. Forstmann, Richard S. Friedland and J. Tracy O'Rourke as Class II directors for three year terms expiring at the 2000 Annual Meeting of Stockholders.

WITHHOLD AUTHORITY
to vote for all nominees

FOR all nominees listed below (except as marked to the contrary)

Nominees: Lynn Forester, Nicholas C. Forstmann, Richard S. Friedland and J. Tracy O'Rourke.
(INSTRUCTION: To withhold your vote for any individual nominee, strike a line through the nominee's name.)

Signature(s)


Dated      , 1997


NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.